                                 SECURITIES AND EXCHANGE COMMISSION

                                     WASHINGTON, DC.  20549

                                           FORM 8-K

                                       CURRENT REPORT
                           Pursuant to Section 13 or 15(d) of
                           the Securities Exchange Act of 1934

                      Date of Report (Date of earliest event reported):
                                       March 17, 2008

                                   HANCOCK HOLDING COMPANY

                 (Exact name of registrant as specified in its charter)

      Mississippi                 0-13089                  64-0169065
-------------------------    --------------------     -----------------------------
     (State or other            (Commission File         (I.R.S. Employer
     jurisdiction of               Number)                 Identification Number)
     incorporation)

                           One Hancock Plaza, 2510 14th Street,
                               Gulfport, Mississippi                 39501
              ------------------------------------------------------------------
              (Address of principal executive offices)              (Zip code)

                                  (228) 868-4000
              ------------------------------------------------------------------
                        (Registrant's telephone number, including area code)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
On March 17, 2008, Hancock Holding Company announced the appointment of Gerry Dugal as Corporate Treasurer of Hancock Holding Company.  With this transition, Gerry Dugal will continue to manage Hancock's funds management department and the bank's securities portfolio and has responsibility for the Company's Asset/Liability Management function, including overall balance sheet strategies and management.  Information regarding
Mr. Dugal is contained in the press release attached hereto as Exhibit 99.1.

Item 8.01. Other Events.  On March 17, 2008, Hancock Holding Company
announced the appointment of Gerry Dugal as Corporate Treasurer of Hancock Holding
Company.  With this transition, Gerry Dugal will continue to manage Hancock's funds management department and the bank's securities portfolio and has responsibility for the Company's Asset/Liability Management function, including overall balance sheet strategies and management.  Information regarding Mr. Dugal is contained in the press release attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

             (c)  Exhibits.

                      99.1   On March 17, 2008, Hancock Holding Company
                             appointed Gerry Dugal as Corporate Treasurer.

Exhibit 99.1

                                        HANCOCK HOLDING COMPANY

For Immediate Release
March 17, 2008

For More Information
R. Paul Maxwell, VP & Corporate Communications Manager
228.563.7953 or paul_maxwell@handockbank.com

============================================================================================================

                                   Dugal named Hancock Holding Company Corporate Treasurer

     GULFPORT, MS (March 17, 2008) - Hancock Bank senior vice president Gerry Dugal was named Hancock Holding
Company Corporate Treasurer, according to Chief Financial Officer Michael M. Achary.

     Based at Hancock's One Hancock Plaza headquarters in downtown Gulfport, Dugal continues to manage Hancock's funds management department and the bank's securities portfolio and has responsibility for the Company's
Asset/Liability Management function, including overall balance sheet strategies and management.

     "We are pleased that Gerry Dugal has accepted this new opportunity to help strengthen the Hancock organization.  We believe his investments experience and his thorough understanding of the company's commitment to superior asset and liability management will continue to prove extremely beneficial to Hancock," said Achary.

     Formerly the director of fixed income and trading for Hancock's trust division, Dugal joined Hancock Bank more than nine years ago.  The New Orleans, LA, native previously served as a vice president with a large New
Orleans based financial institution.  A graduate of Belmont Academy in Opelousas, LA, Dugal holds a finance degree from Nicholls State University.  He resides in New Orleans with his family and attends Holy Name of Jesus
Catholic Church.

     Founded in 1899 on principles of honor and integrity, strength and stability, commitment to service, teamwork, and personal responsibility, Hancock Bank offers comprehensive financial solutions through an extensive network of 162 banking and financial services offices, 132 ATMs, telephone banking, and Internet banking.
Hancock Holding Company (NASDAQ:  HBHC) - parent company of Hancock Bank (Mississippi), Hancock Bank of
Louisiana, Hancock Bank of Florida, and Hancock Bank of Alabama - has assets of approximately $6.1 billion.
Hancock Bank subsidiaries include Hancock Investment Services, Inc., Hancock Insurance Agency and its division of
Ross King Walker and J. Everett Eaves, and Harrison Finance Company.  More corporate information and online banking and bill pay services are available at www.hancockbank.com.

                                                      - 30 -

                                          SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   March 19, 2008

                                     HANCOCK HOLDING COMPANY
                                     (Registrant)

                                     By:   /s/ Paul D. Guichet
                                        --------------------------------
                                           Paul D. Guichet
                                           Vice President
                                           Investor Relations